EARNINGS PER SHARES (Tables)	12 Months Ended
Dec. 31, 2017
EARNINGS PER SHARES [Abstract]
Schedule of the Computation of Basic and Diluted Earnings Per Share
	December 31,
	2017	2016	2015

Net income attribute to the Company	$5,345,311	$4,823,973	$5,896,804

Weighted average ordinary shares outstanding - basic and diluted	19,791,110	19,804,164	19,862,537

Basic and diluted earnings per share	$0.27	$0.24	$0.30